March 2012
March 2012
A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in the field of neuroscience
Exhibit 99.1

Forward looking statements
Forward looking statements
2
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation are forward-looking statements.
Examples of such statements include our expectation regarding the potential market for Intermezzo ® and the potential market size for a middle of the night sleep aid; our expectations regarding an ideal therapeutic; the average value of a branded insomnia prescription and the resulting revenue for each 1% of market share; Purdue plans to hire 275 sales representatives to exclusively promote Intermezzo; Purdue plans to invest approximately
$100 million to support sales and marketing over the first 12 months of commercialization of Intermezzo in the
U.S.; the expected timing for and the success of the commercial launch of Intermezzo by Purdue in the U.S.; the receipt of royalty and milestone payments from Purdue pursuant to our Collaboration Agreement; anticipated reimbursement coverage; intellectual property protection being obtained and maintained; plans for the Phase 2 study of TO-2061, including the expected timing of clinical trial results; and our expectations regarding the potential market size for TO-2061 as augmentation treatment for patients with OCD. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, achieving acceptance of Intermezzo by physicians, patients and third-party payors; supplying sufficient quantities of Intermezzo from third-party manufacturers and suppliers to meet anticipated market demand; the impact of competitive products and the market for Intermezzo generally; our dependence on
Purdue’s commercialization efforts and our Collaboration Agreement with Purdue; obtaining, maintaining and protecting regulatory exclusivity and intellectual property protection for Intermezzo; competitive product commercialization; manufacturing and supply risks for TO-2061; adverse patent decisions at the USPTO or in court; and variability in the business of Transcept generally. These and other risks are described in greater detail in the "Risk Factors" section of Transcept periodic reports filed with the Securities and Exchange Commission.
Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make. Transcept does not assume any obligation to update any forward-looking statements, except as may be required by law.

Therapeutic focus
Large markets,
unmet needs
Commercial
platform
U.S. primary care partnership: Purdue Pharma
Option to co-promote Intermezzo
®
1 yr post launch
9/30/11: ~$54 M cash, equivalents & investments
$10M milestone payment from Purdue: Q4 2011
No debt
Neuroscience / psychiatry
Intermezzo: middle of the night awakenings
: treatment resistant OCD
Transcept: preparing for Intermezzo ® commercialization
Transcept: preparing for Intermezzo ® commercialization
3
Strong balance
sheet
Intermezzo product launch: early April 2012
Phase 2 results: estimated Q1 2013
Near term
catalysts
TO-2061
TO-2061

Intermezzo ® (zolpidem tartrate) sublingual tablet C-IV Intermezzo ® (zolpidem tartrate) sublingual tablet C-IV 4

Intermezzo: the first and only prescription sleep aid
approved for middle-of-the-night dosing
Intermezzo: the first and only prescription sleep aid
approved for middle-of-the-night dosing
Indication statement as approved by FDA:
– Intermezzo is indicated for use as needed for the
treatment of insomnia when a middle-of-the-night
awakening is followed by difficulty returning to sleep.
– Intermezzo is not indicated for the treatment of middle-
of-the-night insomnia when the patient has fewer than 4
hours of bedtime remaining before the planned time of
waking.
5

Intermezzo®
(zolpidem tartrate) sublingual tablet
1.75 mg
NDC 59011-256-30
30 Unit-Dose Pouches,
Each Pouch Contains One Sublingual Tablet
Rx only
FOR SUBLINGUAL ADMINISTRATION ONLY
DO NOT SWALLOW THE TABLET WHOLE
READ MEDICATION GUIDE BEFORE USING.
Attention Pharmacist: Dispense the accompanying Medication Guide and Dosing Time Tool to each patient.
Intermezzo®
(zolpidem tartrate) sublingual tablet
3.5 mg
NDC 59011-255-30
30 Unit-Dose Pouches,
Each Pouch Contains One Sublingual Tablet
Rx only
FOR SUBLINGUAL ADMINISTRATION ONLY
DO NOT SWALLOW THE TABLET WHOLE
READ MEDICATION GUIDE BEFORE USING.
Attention Pharmacist: Dispense the accompanying Medication Guide and Dosing Time Tool to each patient.
Intermezzo®
1.75 mg
Important Information about Intermezzo®
1 Sublingual Tablet
Intermezzo®
3.5 mg
Important Information about Intermezzo®
1 Sublingual Tablet

Transcept
PHARMACEUTICALS, INC.

Intermezzo: the first and only prescription sleep aid approved for middle-of-the-night dosing Intermezzo: the first and only prescription sleep aid approved for middle-of-the-night dosing 6

Middle of the night (MOTN) awakening:
a major unmet medical need in the insomnia category
Middle of the night (MOTN) awakening:
a major unmet medical need in the insomnia category
Large U.S. insomnia market
– 79 million new and refill prescriptions (1)
Insomnia is an under-treated condition
(2)
– 11 million patients receive Rx (3)
– 4x to 6x more are not diagnosed or treated by a physician (3)
MOTN awakening: the most common insomnia symptom
(4)
– 35% of Americans suffer from MOTN awakenings at least 3x / week (4)
– >90% report awakenings persist more than six months;
50% report awakenings persist more than five years (5)
7
(1) IMS Oct 2010 to Sep 2011; (2) Institutes of Medicine - Sleep disorders and sleep deprivation Apr. 2006; (3) BluePrint Research Group; (4) Ohayon,
Nocturnal awakenings and comorbid disorders in the American general population. J of Psych Research (2009); (5) Ohayon, Difficulty
in resuming or inability to resume sleep and the links to daytime impairment, J of Psych Research (2009).

Commonly prescribed sleep aids are indicated
only for bedtime use
Commonly prescribed sleep aids are indicated
only for bedtime use
MOTN awakenings typically do not occur every night
7-8 hr sleep aids (Ambien
®
, Ambien CR
®
, Lunesta
®
) require
bedtime prophylactic dosing to prevent awakenings
An ideal therapeutic would:
– Be used only at the time patients need help returning to sleep, not every night in advance of a problem that may not occur
– Return patients to sleep rapidly
– Be effective despite the low dose necessary to avoid next day residual effects when used in the middle of the night
8

Intermezzo: the first and only sleep aid approved for
middle-of-the night dosing
Intermezzo: the first and only sleep aid approved for
middle-of-the night dosing
Novel zolpidem formulation
– Sublingual tablet
– Bicarbonate-carbonate buffers
Approved dose
– 1.75 mg in women & patients > 65 years
– 3.5 mg in non-elderly men
Rapidly absorbed in both men and women
Effective vs. placebo in sleep laboratory & outpatient studies
Instructions to patients
– Take Intermezzo “while in bed”
– “When you wake up in the morning, be sure that at least 4 hours have passed since you have taken Intermezzo
and you feel fully awake before driving. Do
not do dangerous activities until you know how Intermezzo
affects you.”
9

Intermezzo®

(ZOLPIDEM TARTRATE) sublingual tablet CIV

Transcept
PHARMACEUTICALS, INC.

Significant Rx insomnia market opportunity:
each 1% share $130M at branded prices
Significant Rx insomnia market opportunity:
each 1% share $130M at branded prices
11
U.S. insomnia market
Hypothetical market
(1) IMS Health, National Prescription Audit, Sept 2011; (2) Wolters Kluwer WAC pricing (branded) Jan 2011, $5.05 to $5.67 (products evaluated: Ambien
®
, Ambien CR
®
, Lunesta
®
, Silenor
®
; Ambien
®
and Ambien CR
®
are currently
available in generic form; Lunesta
®
WAC pricing was $6.13); (3) Transcept estimate based on IMS Health,
National Prescription Audit, Sept 2011.
Branded pricing
penetration
Average Rx value: $165
30 tablets per Rx
3
~$5 to $6 per tablet
2
79 million TRx per year
1
1% Intermezzo share
790,000 TRx, approx $130M sales

Initial shipments and physician
promotion planned for early April 2012
Purdue plans to invest ~$100M during
first 12 months of Intermezzo launch
~275 field representatives in new national
sales force devoted exclusively to the promotion of
Intermezzo to highest insomnia prescribers
Purdue began contacting drug wholesaler, retailer and
managed care decision makers in early 2012
Intermezzo launch plans
Intermezzo launch plans
12

Purdue commercialization agreement:
key Transcept benefits
Purdue commercialization agreement:
key Transcept benefits
Co-promote option: foundation for a commercial future
– Transcept option: co-promote to psychiatrists can begin as early as
1 year and as late as 4.5 years after Purdue launch
Royalty structure
– Base royalty: mid-teens up to mid 20% level on net sales
– Co-promote royalty:
• 22% to 40% on psychiatrist Rx net sales, based on timing of opt-in
• Net revenue qualifying for this additional co-promote royalty is capped at 15% of total Intermezzo annual net U.S. sales
Milestone payments
– $10M for first formulation patent listed in Orange Book, paid in Q4 2011
– Up to $80M additional upon the achievement of certain patent milestones and net sales targets
13

Intermezzo managed markets advisory board with
decision makers covering >170M lives
Intermezzo managed markets advisory board with
decision makers covering >170M lives
Broad formulary access expected
Unmet medical need generally recognized by payers
– Unique insomnia indication
– Low dose used less often
– Rapidly absorbed
Tier 3 formulary placement anticipated by most plans
Utilization management criteria consistent with other brands
Intermezzo brand parity pricing not viewed as a major barrier with managed markets
14

Intermezzo: intellectual property Intermezzo: intellectual property

Two U.S. patents issued, additional patent
applications pending
Two U.S. patents issued, additional patent
applications pending
Two issued U.S. patents - 7,682,628 and 7,658,945
16
– Claims are not limited to use of buffers
– Compositions and methods of treating middle of the night
awakenings
– Any patents issuing from these applications would expire no sooner than February 2025
Patent applications pending
– Buffered formulations
– Compositions and methods of treating insomnia
– Claims require absorption of zolpidem across the oral mucosa
– Patents expire no sooner than February 2025

TO-2061
(low dose ondansetron)
TO-2061
(low dose ondansetron)
17
Proposed indication: adjunctive therapy in adult patients
with obsessive compulsive disorder (OCD) not adequately
responsive to currently approved OCD medication

Significant unmet medical need: OCD patients not
responding adequately to approved medication
Significant unmet medical need: OCD patients not
responding adequately to approved medication
Obsessive Compulsive Disorder
– Intrusive thoughts and repetitive actions to reduce distress
– Affects 1% to 2% of U.S. adult population, 40% to 50% seek treatment
– Significantly impacts everyday life activities of patients and their families
– 40% to 60% of OCD patients do not respond adequately to approved medications, which include the SSRIs Prozac
®
, Luvox
®
, Paxil
®
, Zoloft
®
– Atypical antipsychotics are often used off-label to augment approved medications
• ~68% of treatment resistant OCD patients do not respond
• Frequently reported adverse events: weight gain, metabolic disorder
18
No FDA approved medication for treatment resistant
OCD

% YBOCS decrease from baseline
(Mean ± SE)

Transcept
PHARMACEUTICALS, INC.

Pilot Study B:
Improvement  measured as % decrease below baseline
Pilot Study B:
Improvement  measured as % decrease below baseline
19
All Patients: n=21
26.3% improvement at 12 weeks
Responders: n=12 of 21 (57%)
44.3% improvement at 12 weeks
Pilot Study B, n=21
Week
2
Week
4
Week
6
Week
8
Week
10
Week
12
50%
40%
30%
20%
10%
0%
All patients
Week
2
Week
4
Week
6
Week
8
Week
10
Week
12
50%
40%
30%
20%
10%
0%
Responders
Non-responders

: development overview
: development overview
505b2 NDA pathway
Phase 2 double blind, placebo controlled study, n 150,
complete enrollment est. Fall 2012, top line data est. Q1 2013
Intellectual property
– Method of use patent application filed, priority date May 19, 2009
– Ondansetron, up to ~1.5 mg/day
– Pending claims for treating SSRI resistant OCD with ondansetron augmentation
Strategic fit: psychiatry
– ~87% of patient visits for OCD were to psychiatrists in 2009
*
–
Complementary to Intermezzo
psychiatry co-promote option with Purdue
20
* SDI Physician Drug and Diagnosis Audit
TO-2061
Managed care survey (~108M lives): unmet medical need
acknowledged, Tier 3 formulary placement expected

Financial overview Financial overview

Financial position – Q4 2011 release and
teleconference on 3/14/12 at 1:30 PM PT
Financial position – Q4 2011 release and
teleconference on 3/14/12 at 1:30 PM PT
9/30/11
22
*During Q3 2011, Transcept paid severance of approximately $1.0 million to former employees whose positions were eliminated in the July 15, 2011 reduction in force.
Excluding this severance payout, cash use during the quarter averaged approximately
$1.5 million per month.
Milestone payment recvd (12/21/11):     $10.0 M
Shares outstanding: 13.9 M
Options / warrants / other: 3.6
Total: 17.5 M
Employees:
2/1/12 update
Cash & investments: $54.1 M
Q3 2011 cash burn rate*: $  1.9 M / month
18

Intermezzo
®
is a registered trademark of Transcept Pharmaceuticals, Inc.
Ambien
®
and Ambien CR
®
are registered trademarks of sanofi-aventis
Lunesta
®
is a registered trademark of Sunovion Pharmaceuticals Inc.
Zofran
®
and Paxil
®
are registered trademarks of The GlaxoSmithKline Group of Companies
Prozac
®
is a registered trademark of Eli Lilly & Co.
Luvox
®
is a registered trademark of Solvay Pharmaceuticals, Inc.
Zoloft
®
is a registered trademark of Pfizer Inc.